SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Strategic Value Fund

Effective April 15, 2011, the following information replaces the disclosure contained under the “PRINCIPAL INVESTMENT STRATEGY” sub–heading of the “FUND DETAILS” section of the fund’s prospectus:

Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued.

Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector. The fund may invest up to 20% of total assets in foreign securities.

The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index.

The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Management process. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors – including country and sector weightings, style and other risk targets relative to the benchmark – and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.

Derivatives. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.

April 11, 2011
PROSTKR-53

Effective April 15, 2011, the following information replaces the disclosure contained under the “MANAGEMENT” sub–heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:

Thomas Voecking, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

●
Joined Deutsche Asset Management in 1991 as a project manager in Global Technology Services before becoming responsible for the performance measurement of institutional client portfolios. Other company positions include analyst at DB Research and Head of the Strategic Asset Consulting team.

●	Senior Portfolio Manager Fixed Income Overlay Management: Frankfurt.

●	MS, University of Muenster.

Jason E. Inzer, Director. Portfolio Manager of the fund. Joined the fund in 2011.

●	Joined Deutsche Asset Management in 1997 as technology manager for equity research in Japan. In 2003, became global database head for Global Markets Research.

●	Portfolio Engineering & Analytics: New York.

●	BA, The Ohio State University.

Please Retain This Supplement for Future Reference

April 11, 2011
PROSTKR-53

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